UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04182

Name of Fund:  BlackRock International Value Fund of BlackRock Funds II

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock International Value Fund of BlackRock Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock International
Value Fund
OF BLACKROCK FUNDS II



SEMI-ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock International Value Fund
Of BlackRock Funds II
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock International Value Fund


Portfolio Information as of December 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Vodafone Group Plc                                 2.9%
Royal Dutch Shell Plc Class B                      2.8
Barclays Plc                                       2.4
HBOS Plc                                           2.3
Total SA                                           2.3
GlaxoSmithKline Plc                                2.2
ENI SpA                                            2.2
ING Groep NV CVA                                   2.1
Aviva Plc                                          2.0
BNP Paribas                                        1.9



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  21.0%
Oil, Gas & Consumable Fuels                       10.9
Insurance                                          9.7
Automobiles                                        7.9
Capital Markets                                    4.4


   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United Kingdom                                    18.8%
Japan                                             18.0
Germany                                           11.6
France                                            11.6
Italy                                              8.5
Switzerland                                        4.8
Australia                                          4.1
Netherlands                                        3.3
Sweden                                             2.7
Taiwan                                             2.7
Ireland                                            1.9
Spain                                              1.7
Finland                                            1.6
Norway                                             1.4
Singapore                                          1.2
Denmark                                            1.1
Hungary                                            0.9
Belgium                                            0.7
South Korea                                        0.6
Other*                                             2.8

 * Includes portfolio holdings in short-term investments.



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
James A. Macmillan, Vice President and Senior
   Portfolio Manager
Rob Weatherston, Vice President and Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006, were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



A Discussion With Your Fund's Portfolio Managers


We are positive on the prospects for European and Asian equities and intend to maintain our strategy of investing in stocks that we believe have low valuations.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock International Value Fund's (formerly Merrill Lynch International Value Fund) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +12.06%, +11.93%, +11.45%, +11.51% and +11.78%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned +14.69% and the Lipper International Multi-Cap Value Funds category posted an average return of +14.78%. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. Multi-cap funds typically have a certain percentage of their assets invested in companies strictly outside the United States.)

International equity markets delivered healthy returns for the majority of the semi-annual period. However, there was some regional divergence, with strong performance in Europe and Asia partially offset by disappointing performance in Japan. Companies have continued to deliver stronger-than-expected growth and record profits driven by robust exports, increasing levels of investment and generally positive momentum in consumer demand. Global monetary policy remains accommodative despite increases in short-term interest rates from central banks. Japan, for example, ended its zero-interest-rate policy with a ..25% increase in rates. Merger-and-acquisition activity has continued to be a prominent theme, especially in Europe where there has been a high level of corporate activity across a range of sectors. The oil price reached new highs in the summer but corrected noticeably during the fall, giving further support to equity markets during the period.


What factors most influenced Fund performance?

During the period, stock selection accounted for the majority of the Fund's underperformance relative to the MSCI EAFE Index, while sector allocation had a marginally positive effect. In terms of sector allocation, performance was hindered by the portfolio's overweight position in the energy sector along with an underweight exposure to real estate. However, this was offset by an underweight in the poor-performing pharmaceutical industry and overweight positions in automobiles and telecommunications.

A number of individual stocks contributed to Fund performance, especially those in some of the more cyclically oriented sectors, such as capital goods and materials. The Fund continued to benefit from its exposure to steel companies, which have enjoyed robust global demand and increased pricing power, especially in the more profitable high-grade steel. The Fund's holding in specialty steel makers Vallourec and Mittal Steel Co. NV both contributed to performance. Within the capital goods sector, holdings in U.K. defense contractor BAE Systems Plc, German construction group Hochtief AG and French construction and concessions company Vinci SA also were positive. The Fund benefited from its exposure to the telecommunications sector via investments in U.K. mobile operator Vodafone Group Plc and Swedish telecommunications company TeliaSonera AB, both of which were among the portfolio's top-performing stocks. The telecommunications sector, which had underperformed for most of the year, experienced substantial earnings upgrades in the fourth quarter as a result of strong earnings momentum and improved fundamentals. Other stocks that contributed to the Fund's relative results were retail banks Allied Irish Banks Plc and HBOS Plc, Swedish holding company Investor AB and German insurance company Allianz AG and German power utility RWE AG.

The Fund's relative performance was hindered by an overweight exposure to the energy sector, which underperformed as a result of sharp declines in oil and commodity prices during the period. Unsurprisingly, the Fund's positions in stocks leveraged to the oil price suffered the most. These included exploration and production companies Australian Worldwide Exploration Ltd. and Norwegian-based Statoil ASA, along with U.K. oil major Royal Dutch Shell Plc. In addition, disappointing stock selection in the utility sector also detracted from Fund returns. Among Spanish utilities, which the Fund did not own, bid speculation sent prices sharply higher.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



The Fund's exposure to the Japanese consumer finance sector, through its holding of Takefuji Corp., also hindered returns. The consumer finance sector is one of the cheapest in the Japanese market; however, it has been subject to regulatory change that has forced a lowering of the maximum lending rate, and this has affected companies' earnings. Also within the Japanese financials sector, the Fund's holdings in Mitsubishi UFJ Securities Co., Sumitomo Mitsui Financial Group, Inc. and Sompo Japan Insurance, Inc. detracted from performance, with returns being impacted by disappointing stock market performance and a poor interest rate environment. Other stocks that had a negative impact were Taiwan technology company Lite-On TechnologyCorp., German industrial conglomerate Siemens AG and Italian telecommunications company Telecom Italia SpA.


What changes were made to the portfolio during the period?

Our main transactions during the period resulted from "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. As such, the portfolio's exposure to the pharmaceutical industry was increased through the purchase of GlaxoSmithKline Plc, which was trading at an attractive valuation and offered an interesting new product pipeline. Within the banking sector, we established new positions in Italian and Danish retail banks Banca Intesa SpA and Danske Bank A/S, along with U.K. bank Barclays Plc. These additions were funded through the sale of our position in HSBC Holdings Plc, given our concerns over that company's U.S. consumer finance business. We also purchased German re-insurer Munich Re and Swiss investment bank UBS AG during the period, and increased exposure to the steel industry through the purchase of Mittal Steel and Vallourec.

These purchases were partially funded by reducing exposure to food and staples retailing through the sale of French hypermarket Carrefour SA, as well as exiting positions in German industrial conglomerate Siemens and U.K. oil major BP Plc.


How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund was overweight relative to the benchmark MSCI EAFE Index in financials (banks, diversified financials and insurance), automobile manufacturers and energy. We remain positive on the longer-term fundamentals in the energy sector and have exposure predominately to integrated oil majors, where we believe the valuations to be extremely attractive. The Fund ended the period underweight in defensive sectors, such as pharmaceuticals, food retailing and food, beverage and tobacco, along with media and consumer durables and apparel.

In terms of regional and country allocations, the Fund ended the period overweight in Germany, where we are increasingly optimistic on the prospects for restructuring and reform at the company level. A number of German companies in the portfolio are undergoing significant restructuring with drastic cost cutting and the disposal of non-core assets. These include RWE AG, BASF AG, Bayer AG, Allianz AG and Deutsche Post AG. Other overweight country positions include Italy and France, predominately through banks and energy companies. Within the Asian segment of the portfolio, we have positions in Singapore, Taiwan and Hong Kong, and maintain significant exposure to Japan based on our positive outlook for that country's economic recovery. We have exposure to Australia through construction and resources.

We are positive on the prospects for European and Asian equities and believe that the combination of low financing rates, strong earnings growth, attractive valuations and corporate restructuring should enable markets to continue their upward trend. We intend to maintain our strategy of investing in stocks that we believe have low valuations.


James A. Macmillan
Vice President and Senior Portfolio Manager


Rob Weatherston
Vice President and Portfolio Manager


January 22, 2007


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares.

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

The returns for Investor A, Investor B, Investor C and Class R Shares, prior to their respective inception dates (June 2, 1999, October 6, 2000, October 6, 2000 and January 3, 2003), are based upon performance of the Fund's Institutional Shares. The returns for Investor A, Investor B, Investor C and Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to each class of shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Performance Data (continued)


Recent Performance Results
                                                        6-Month         12-Month         10-Year
As of December 31, 2006                               Total Return    Total Return     Total Return
Institutional Shares*                                    +12.06%         +26.79%         +150.26%
Investor A Shares*                                       +11.93          +26.48          +144.19
Investor B Shares*                                       +11.45          +25.48          +127.26
Investor C Shares*                                       +11.51          +25.51          +127.17
Class R Shares*                                          +11.78          +26.13          +139.43
MSCI EAFE Index**                                        +14.69          +26.34          +110.09

  * Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index measures the total returns of developed foreign stock markets in Europe,
    Australasia and the Far East (in U.S. dollars).



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,530.00
December 1998                                  $11,206.00
December 1999                                  $13,831.00
December 2000                                  $14,129.00
December 2001                                  $12,319.00
December 2002                                  $10,523.00
December 2003                                  $14,569.00
December 2004                                  $17,747.00
December 2005                                  $19,738.00
December 2006                                  $25,026.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,475.00
December 1997                                  $ 9,952.00
December 1998                                  $10,565.00
December 1999                                  $13,010.00
December 2000                                  $13,254.00
December 2001                                  $11,527.00
December 2002                                  $ 9,830.00
December 2003                                  $13,572.00
December 2004                                  $16,488.00
December 2005                                  $18,293.00
December 2006                                  $23,137.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,425.00
December 1998                                  $10,984.00
December 1999                                  $13,423.00
December 2000                                  $13,637.00
December 2001                                  $11,770.00
December 2002                                  $ 9,959.00
December 2003                                  $13,650.00
December 2004                                  $16,454.00
December 2005                                  $18,112.00
December 2006                                  $22,726.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,425.00
December 1998                                  $10,984.00
December 1999                                  $13,423.00
December 2000                                  $13,602.00
December 2001                                  $11,799.00
December 2002                                  $ 9,950.00
December 2003                                  $13,642.00
December 2004                                  $16,444.00
December 2005                                  $18,100.00
December 2006                                  $22,717.00


MSCI EAFE Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $10,178.00
December 1998                                  $12,213.00
December 1999                                  $15,506.00
December 2000                                  $13,309.00
December 2001                                  $10,455.00
December 2002                                  $ 8,789.00
December 2003                                  $12,180.00
December 2004                                  $14,646.00
December 2005                                  $16,629.00
December 2006                                  $21,009.00


   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in stocks of companies located outside of the United States.

++++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

     Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 12/31/06                                     +26.79%
Five Years Ended 12/31/06                                   +15.23
Ten Years Ended 12/31/06                                    + 9.61



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                   +26.48%           +19.84%
Five Years Ended 12/31/06                 +14.95            +13.72
Ten Years Ended 12/31/06                  + 9.34            + 8.75



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                   +25.48%           +20.98%
Five Years Ended 12/31/06                 +14.07            +13.83
Ten Years Ended 12/31/06                  + 8.56            + 8.56



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                   +25.51%           +24.51%
Five Years Ended 12/31/06                 +14.00            +14.00
Ten Years Ended 12/31/06                  + 8.55            + 8.55



                                                            Return

Class R Shares

One Year Ended 12/31/06                                     +26.13%
Five Years Ended 12/31/06                                   +14.79
Ten Years Ended 12/31/06                                    + 9.12


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2006 to
                                                        July 1,         December 31,       December 31,
                                                          2006              2006               2006

Actual
Institutional                                            $1,000          $1,120.60            $ 5.34
Investor A                                               $1,000          $1,119.30            $ 6.66
Investor B                                               $1,000          $1,114.50            $10.81
Investor C                                               $1,000          $1,115.10            $10.81
Class R                                                  $1,000          $1,117.80            $ 7.97

Hypothetical (5% annual return before expenses)**

Institutional                                            $1,000          $1,019.86            $ 5.09
Investor A                                               $1,000          $1,018.62            $ 6.34
Investor B                                               $1,000          $1,014.68            $10.30
Investor C                                               $1,000          $1,014.68            $10.30
Class R                                                  $1,000          $1,017.37            $ 7.59

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.01% for Institutional, 1.26% for Investor A, 2.05% for Investor B, 2.05% for Investor C and
    1.51% for Class R), multiplied by the average account value over the period, multiplied by 182/365
    (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006               (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held         Value

Australia--4.1%

       Commercial Banks--0.9%

       Australia & New Zealand Banking
       Group Ltd.                                     792,307   $    17,642,679

       Construction Materials--0.6%

       Boral Ltd.                                   1,886,194        11,360,013

       Industrial Conglomerates--0.8%
       CSR Ltd.                                     5,269,246        15,597,238

       Metals & Mining--0.5%

       Iluka Resources Ltd.                         1,742,422         9,146,247

       Oil, Gas & Consumable
       Fuels--0.6%

       Australian Worldwide Exploration
       Ltd. (a)                                     4,873,200        11,732,269

       Real Estate Investment Trusts
       (REITs)--0.7%

       Multiplex Group                              3,990,514        12,568,102

       Total Common Stocks in Australia                              78,046,548


Belgium--0.7%

       Leisure Equipment
       & Products--0.7%

       AGFA-Gevaert NV                                480,811        12,287,639

       Total Common Stocks in Belgium                                12,287,639


Denmark--1.1%

       Commercial Banks--1.1%

       Danske Bank A/S                                474,615        21,089,145

       Total Common Stocks in Denmark                                21,089,145


Finland--1.6%

       Electric Utilities--1.6%

       Fortum Oyj                                   1,088,747        30,985,922

       Total Common Stocks in Finland                                30,985,922


France--11.6%

       Automobiles--2.6%

       Peugeot SA                                     305,041        20,213,924
       Renault SA                                     243,090        29,200,964
                                                                ---------------
                                                                     49,414,888

       Commercial Banks--3.2%

       BNP Paribas                                    332,723        36,300,648
       Credit Agricole SA                             578,576        24,332,957
                                                                ---------------
                                                                     60,633,605

       Construction & Engineering--1.5%

       Vinci SA                                       217,367        27,775,230

       Insurance--0.8%

       Assurances Generales de France (AGF)            99,035        15,439,289

       Machinery--1.2%

       Vallourec                                       78,295        22,768,647

       Oil, Gas & Consumable Fuels--2.3%

       Total SA                                       594,032        42,853,737

       Total Common Stocks in France                                218,885,396


Germany--11.7%

       Air Freight & Logistics--1.2%

       Deutsche Post AG                               737,122        22,224,099

       Automobiles--1.1%

       Bayerische Motoren Werke AG                    348,565        20,019,884



                                                       Shares
       Industry       Common Stocks                      Held         Value

Germany (concluded)

       Chemicals--2.6%

       BASF AG                                        265,436   $    25,876,112
       Bayer AG                                       450,245        24,166,011
                                                                ---------------
                                                                     50,042,123

       Construction & Engineering--1.2%

       Hochtief AG                                    305,412        22,254,297

       Electric Utilities--1.6%

       E.ON AG                                        226,727        30,775,972

       Insurance--2.7%

       Allianz AG Registered Shares                   133,667        27,306,851
       Muenchener Rueckversicherungs AG
       Registered Shares                              135,939        23,403,293
                                                                ---------------
                                                                     50,710,144

       Multi-Utilities--1.3%

       RWE AG                                         217,746        24,000,780

       Total Common Stocks in Germany                               220,027,299


Hungary--0.9%

       Oil, Gas & Consumable
       Fuels--0.9%

       Mol Magyar Olaj-es Gazipari Rt.                157,905        17,909,139

       Total Common Stocks in Hungary                                17,909,139


Ireland--1.9%

       Commercial Banks--1.9%

       Allied Irish Banks Plc                       1,218,468        36,189,730

       Total Common Stocks in Ireland                                36,189,730


Italy--8.6%

       Commercial Banks--4.2%

       Banca Intesa SpA                             3,875,078        29,924,370
       Capitalia SpA                                2,093,063        19,810,259
       UniCredito Italiano SpA                      3,374,274        29,575,842
                                                                ---------------
                                                                     79,310,471

       Diversified Telecommunication
       Services--2.2%

       Telecom Italia SpA                           5,989,277        18,105,002
       Telecom Italia SpA (RNC)                     9,438,740        23,947,275
                                                                ---------------
                                                                     42,052,277

       Oil, Gas & Consumable
       Fuels--2.2%

       ENI SpA                                      1,195,212        40,200,649

       Total Common Stocks in Italy                                 161,563,397


Japan--18.1%

       Automobiles--4.2%

       Honda Motor Co., Ltd.                          514,000        20,299,987
       Nissan Motor Co., Ltd.                       2,071,000        24,937,969
       Toyota Motor Corp.                             500,400        33,470,728
                                                                ---------------
                                                                     78,708,684

       Beverages--1.7%

       Asahi Breweries Ltd.                         2,021,000        32,351,624

       Capital Markets--0.8%

       Mitsubishi UFJ Securities Co.                1,434,000        15,929,986

       Commercial Banks--2.6%

       Mitsubishi UFJ Financial Group, Inc.             1,222        15,094,660
       Sumitomo Mitsui Financial Group, Inc.            3,300        33,830,511
                                                                ---------------
                                                                     48,925,171



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held         Value

Japan (concluded)

       Consumer Finance--1.1%

       Takefuji Corp.                                 506,700   $    20,054,258

       Household Durables--1.1%

       Sekisui House Ltd.                           1,376,000        20,037,881

       Insurance--1.2%

       Sompo Japan Insurance, Inc.                  1,848,000        22,594,345

       Leisure Equipment &
       Products--0.5%

       Namco Bandai Holdings, Inc.                    644,800         9,454,863

       Metals & Mining--0.8%

       Sumitomo Metal Industries Ltd.               3,685,000        16,008,949

       Office Electronics--1.2%

       Canon, Inc.                                    395,500        22,266,711

       Oil, Gas & Consumable
       Fuels--0.7%

       Nippon Mining Holdings, Inc.                 1,901,000        13,673,846

       Pharmaceuticals--1.2%

       Takeda Pharmaceutical Co., Ltd.                331,000        22,724,003

       Trading Companies &
       Distributors--0.5%

       Sojitz Corp. (a)                             3,232,000         9,831,385

       Wireless Telecommunication
       Services--0.5%

       KDDI Corp.                                       1,307         8,863,065

       Total Common Stocks in Japan                                 341,424,771


Netherlands--3.3%

       Diversified Financial Services--2.1%

       ING Groep NV CVA                               883,954        39,194,792

       Metals & Mining--1.2%

       Mittal Steel Co. NV                            536,839        22,655,591

       Total Common Stocks in the Netherlands                        61,850,383


Norway--1.4%

       Oil, Gas & Consumable
       Fuels--1.4%

       Statoil ASA                                    964,089        25,551,018

       Total Common Stocks in Norway                                 25,551,018


Singapore--1.1%

       Commercial Banks--0.6%

       United Overseas Bank Ltd.                      959,000        12,130,139

       Industrial Conglomerates--0.5%

       Keppel Corp. Ltd.                              848,000         9,730,921

       Total Common Stocks in Singapore                              21,861,060


South Korea--0.6%

       Metals & Mining--0.6%

       POSCO                                           36,369        12,083,894

       Total Common Stocks in South Korea                            12,083,894


Spain--1.7%

       Commercial Banks--1.7%

       Banco Bilbao Vizcaya Argentaria SA           1,305,450        31,432,127

       Total Common Stocks in Spain                                  31,432,127



                                                       Shares
       Industry       Common Stocks                      Held         Value

Sweden--2.7%

       Diversified Financial
       Services--1.7%

       Investor AB                                  1,355,386   $    33,261,249

       Diversified Telecommunication
       Services--1.0%

       TeliaSonera AB                               2,211,588        18,171,594

       Total Common Stocks in Sweden                                 51,432,843


Switzerland--4.9%

       Capital Markets--3.6%

       Credit Suisse Group                            496,888        34,763,810
       UBS AG                                         532,567        32,364,864
                                                                ---------------
                                                                     67,128,674

       Insurance--1.3%

       Swiss Reinsurance Registered Shares            290,905        24,733,490

       Total Common Stocks in Switzerland                            91,862,164


Taiwan--2.7%

       Computers & Peripherals--0.9%

       Lite-On Technology Corp.                    13,030,120        17,614,755

       Semiconductors & Semiconductor
       Equipment--1.2%

       Advanced Semiconductor Engineering
       Inc. (a)                                    10,743,000        12,198,588
       Vanguard International Semiconductor
       Corp.                                       13,502,442        10,110,774
                                                                ---------------
                                                                     22,309,362

       Wireless Telecommunication
       Services--0.6%

       Taiwan Cellular Corp.                       11,000,000        11,410,158

       Total Common Stocks in Taiwan                                 51,334,275


United Kingdom--18.9%

       Aerospace & Defense--1.6%

       BAE Systems Plc                              3,638,941        30,334,602

       Commercial Banks--4.8%

       Barclays Plc                                 3,220,844        46,036,382
       HBOS Plc                                     1,980,979        43,907,118
                                                                ---------------
                                                                     89,943,500

       Insurance--3.7%

       Aviva Plc                                    2,375,331        38,230,025
       Prudential Plc                               2,291,302        31,381,860
                                                                ---------------
                                                                     69,611,885

       Oil, Gas & Consumable
       Fuels--2.8%

       Royal Dutch Shell Plc Class B                1,541,917        54,040,911

       Pharmaceuticals--2.2%

       GlaxoSmithKline Plc                          1,562,093        41,106,906

       Specialty Retail--0.9%

       Kesa Electricals Plc                         2,605,799        17,308,897

       Wireless Telecommunication
       Services--2.9%

       Vodafone Group Plc                          19,613,000        54,338,683

       Total Common Stocks in the
       United Kingdom                                               356,685,384

       Total Common Stocks
       (Cost--$1,356,861,446)--97.6%                              1,842,502,134




BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                   Beneficial
       Industry       Other Interests (d)            Interest         Value

United Kingdom--0.0%

       Electric Utilities--0.0%

       British Energy Plc Deferred
       Shares (a)                                 $    70,000   $             0

       Total Other Interests
       (Cost--$0)--0.0%                                                       0



                      Short-Term                   Beneficial
                      Securities                     Interest         Value

       BlackRock Liquidity Series, LLC
       Cash Sweep Series, 5.26% (b)(c)            $52,758,960   $    52,758,960

       Total Short-Term Securities
       (Cost--$52,758,960)--2.8%                                     52,758,960

Total Investments (Cost--$1,409,620,406*)--100.4%                 1,895,261,094
Liabilities in Excess of Other Assets--(0.4%)                       (7,658,565)
                                                                ---------------
Net Assets--100.0%                                              $ 1,887,602,529
                                                                ===============


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   1,428,635,670
                                                  =================
    Gross unrealized appreciation                 $     489,906,878
    Gross unrealized depreciation                      (23,281,454)
                                                  -----------------
    Net unrealized appreciation                   $     466,625,424
                                                  =================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                           Net          Interest
    Affiliate                            Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series               $  4,853,115     $792,986

(c) Represents the current yield as of December 31, 2006.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Forward foreign exchange contracts as of December 31, 2006, were as follows:

    Foreign Currency                       Settlement           Unrealized
    Purchased                                 Date             Appreciation

    DKK   1,286,916                       January 2007           $      143
    EUR   7,049,734                       January 2007               52,782
                                                                 ----------
    Total Unrealized Appreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$9,482,845)                  $   52,925
                                                                 ==========

o   Currency Abbreviations:
      DKK  Danish Krone
      EUR  Euro
      USD  U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Statement of Assets and Liabilities

As of December 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,356,861,446)                         $ 1,842,502,134
       Investments in affiliated securities, at value (identified cost--$52,758,960)                                   52,758,960
       Foreign cash (cost--$3,359,003)                                                                                  3,361,247
       Unrealized appreciation on forward foreign exchange contracts                                                       52,925
       Receivables:
           Dividends                                                                           $     5,265,252
           Capital shares sold                                                                       4,067,920          9,333,172
                                                                                               ---------------
       Prepaid expenses                                                                                                    24,636
                                                                                                                  ---------------
       Total assets                                                                                                 1,908,033,074
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      9,533,787
           Capital shares redeemed                                                                   8,502,318
           Investment adviser                                                                        1,106,254
           Other affiliates                                                                            854,855
           Distributor                                                                                 380,765         20,377,979
                                                                                               ---------------
       Accrued expenses                                                                                                    52,566
                                                                                                                  ---------------
       Total liabilities                                                                                               20,430,545
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,887,602,529
                                                                                                                  ===============

Net Assets Consist of

       Paid-in capital                                                                                            $ 1,453,064,132
       Accumulated distributions in excess of investment income--net                           $  (17,467,796)
       Accumulated realized capital losses--net                                                   (33,789,659)
       Unrealized appreciation--net                                                                485,795,852
                                                                                               ---------------
       Total accumulated earnings--net                                                                                434,538,397
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,887,602,529
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $1,113,954,376 and 35,805,618 shares outstanding*                    $         31.11
                                                                                                                  ===============
       Investor A--Based on net assets of $347,718,156 and 11,205,936 shares outstanding*                         $         31.03
                                                                                                                  ===============
       Investor B--Based on net assets of $87,379,488 and 2,864,567 shares outstanding*                           $         30.50
                                                                                                                  ===============
       Investor C--Based on net assets of $291,260,686 and 9,652,289 shares outstanding*                          $         30.18
                                                                                                                  ===============
       Class R--Based on net assets of $47,289,823 and 1,534,178 shares outstanding*                              $         30.82
                                                                                                                  ===============

           * Unlimited shares of no par value authorized.

             See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Statement of Operations

For the Six Months Ended December 31, 2006
Investment Income

       Dividends (net of $1,187,921 foreign withholding tax)                                                      $    18,977,799
       Interest (including $792,986 from affiliates)                                                                      796,274
                                                                                                                  ---------------
       Total income                                                                                                    19,774,073
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     6,431,079
       Service and distribution fees--Investor C                                                     1,308,685
       Transfer agent fees--Institutional                                                              887,244
       Service and distribution fees--Investor B                                                       407,578
       Service fees--Investor A                                                                        394,952
       Custodian fees                                                                                  303,380
       Transfer agent fees--Investor C                                                                 277,115
       Transfer agent fees--Investor A                                                                 276,260
       Accounting services                                                                             236,602
       Service and distribution fees--Class R                                                          101,087
       Transfer agent fees--Investor B                                                                  86,758
       Printing and shareholder reports                                                                 58,249
       Registration fees                                                                                49,905
       Transfer agent fees--Class R                                                                     35,313
       Professional fees                                                                                34,834
       Trustees' fees and expenses                                                                      26,975
       Pricing fees                                                                                      7,096
       Other                                                                                            31,735
                                                                                               ---------------
       Total expenses                                                                                                  10,954,847
                                                                                                                  ---------------
       Investment income--net                                                                                           8,819,226
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on:
           Investments (including adjustment from payment by affiliate in order to resolve
           a regulatory issue relating to an investment of $9,637)--net                             30,362,828
           Foreign currency transactions--net                                                          130,619         30,493,447
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        158,945,884
           Foreign currency transactions--net                                                           44,918        158,990,802
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        189,484,249
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   198,303,475
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                   2006               2006
Operations

       Investment income--net                                                                  $     8,819,226    $    25,542,303
       Realized gain--net                                                                           30,493,447        153,809,270
       Change in unrealized appreciation/depreciation--net                                         158,990,802        162,900,635
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        198,303,475        342,252,208
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (29,815,327)       (18,492,514)
           Investor A                                                                              (8,496,598)        (5,324,212)
           Investor B                                                                              (1,632,771)          (943,196)
           Investor C                                                                              (5,402,216)        (2,745,185)
           Class R                                                                                 (1,030,544)          (343,070)
       Realized gain--net:
           Institutional                                                                          (64,289,079)       (59,837,586)
           Investor A                                                                             (19,979,542)       (19,528,047)
           Investor B                                                                              (5,329,305)        (4,826,983)
           Investor C                                                                             (17,097,391)       (13,774,731)
           Class R                                                                                 (2,572,251)        (1,455,288)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (155,645,024)      (127,270,812)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                          202,665,066        128,563,673
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    2,077              4,791
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                245,325,594        343,549,860
       Beginning of period                                                                       1,642,276,935      1,298,727,075
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,887,602,529    $ 1,642,276,935
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $  (17,467,796)    $    20,090,434
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Financial Highlights
                                                                                   Institutional

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     30.55  $     26.41   $     23.54  $     18.03  $     20.63  $     22.97
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .20          .56           .52          .31          .30          .29
Realized and unrealized gain (loss)--net                 3.24**       6.19**        2.83**         5.71       (2.85)        (.70)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           3.44         6.75          3.35         6.02       (2.55)        (.41)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.90)        (.62)         (.48)        (.51)        (.05)        (.76)
   Realized gain--net                                    (1.98)       (1.99)            --           --           --       (1.17)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (2.88)       (2.61)         (.48)        (.51)        (.05)       (1.93)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     31.11  $     30.55   $     26.41  $     23.54  $     18.03  $     20.63
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                    12.06%+++     27.18%++        14.59%       34.00%     (12.38%)      (1.14%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 1.01%*        1.02%         1.08%        1.08%        1.07%        1.14%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   1.29%*        1.97%         2.07%        1.47%        1.78%        1.42%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $ 1,113,954  $   961,207   $   800,990  $   559,530  $   463,071  $   617,289
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          23%          81%           70%          75%          89%          45%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Includes a redemption fee, which is less than $.01 per share.

    *** Based on average shares outstanding.

     ++ For the year ended June 30, 2006, approximately +.21% of the Fund's Institutional Shares'
        total investment return consisted of a payment by Fund Asset Management, L.P. in order to resolve a regulatory issue relating to an investment.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Financial Highlights (continued)
                                                                                     Investor A

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     30.44  $     26.33   $     23.48  $     17.98  $     20.55  $     22.89
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .16          .49           .50          .25          .39          .23
Realized and unrealized gain (loss)--net                 3.24**       6.16**        2.77**         5.70       (2.96)        (.70)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           3.40         6.65          3.27         5.95       (2.57)        (.47)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.83)        (.55)         (.42)        (.45)           --        (.70)
   Realized gain--net                                    (1.98)       (1.99)            --           --           --       (1.17)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (2.81)       (2.54)         (.42)        (.45)           --       (1.87)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     31.03  $     30.44   $     26.33  $     23.48  $     17.98  $     20.55
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return++

Based on net asset value per share                    11.93%+++   26.84%++++        14.29%       33.67%     (12.55%)      (1.42%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 1.26%*        1.27%         1.33%        1.33%        1.32%        1.38%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   1.05%*        1.75%         1.94%        1.20%        2.30%        1.19%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   347,718  $   320,926   $   254,207  $    42,238  $    49,395  $    97,769
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          23%          81%           70%          75%          89%          45%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Includes a redemption fee, which is less than $.01 per share.

    *** Based on average shares outstanding.

     ++ Total investment returns exclude the effect of sales charges.

   ++++ For the year ended June 30, 2006, approximately +.17% of the Fund's Investor A Shares'
        total investment return consisted of a payment by Fund Asset Management, L.P. in order to resolve a regulatory issue relating to an investment.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Financial Highlights (continued)
                                                                                     Investor B

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     29.88  $     25.94   $     23.24  $     17.84  $     20.57  $     23.09
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .04          .26           .32          .17          .29          .10
Realized and unrealized gain (loss)--net                 3.16**       6.07**        2.74**         5.57       (3.02)        (.71)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           3.20         6.33          3.06         5.74       (2.73)        (.61)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.60)        (.40)         (.36)        (.34)           --        (.74)
   Realized gain--net                                    (1.98)       (1.99)            --           --           --       (1.17)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (2.58)       (2.39)         (.36)        (.34)           --       (1.91)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     30.50  $     29.88   $     25.94  $     23.24  $     17.84  $     20.57
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return++

Based on net asset value per share                    11.45%+++   25.84%++++        13.45%       32.65%     (13.27%)      (2.10%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 2.05%*        2.06%         2.12%        2.11%        2.06%        2.12%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                    .27%*         .95%         1.27%         .81%        1.74%         .48%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    87,379  $    79,165   $    62,261  $    19,852  $     5,343  $     2,064
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          23%          81%           70%          75%          89%          45%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Includes a redemption fee, which is less than $.01 per share.

    *** Based on average shares outstanding.

     ++ Total investment returns exclude the effect of sales charges.

   ++++ For the year ended June 30, 2006, approximately +.21% of the Fund's Investor B Shares'
        total investment return consisted of a payment by Fund Asset Management, L.P. in order to resolve a regulatory issue relating to an investment.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Financial Highlights (continued)
                                                                                     Investor C

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     29.59  $     25.72   $     23.09  $     17.70  $     20.39  $     22.91
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net***                                   .04          .28           .37          .29          .17          .09
Realized and unrealized gain (loss)--net                 3.15**       5.99**        2.65**         5.41       (2.86)        (.70)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           3.19         6.27          3.02         5.70       (2.69)        (.61)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
   Investment income--net                                 (.62)        (.41)         (.39)        (.31)           --        (.74)
   Realized gain--net                                    (1.98)       (1.99)            --           --           --       (1.17)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (2.60)       (2.40)         (.39)        (.31)           --       (1.91)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     30.18  $     29.59   $     25.72  $     23.09  $     17.70  $     20.39
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return++

Based on net asset value per share                    11.51%+++   25.86%++++        13.41%       32.58%     (13.19%)      (2.10%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                 2.05%*        2.06%         2.12%        2.14%        2.07%        2.06%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                    .25%*        1.01%         1.45%        1.38%        1.02%         .47%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   291,261  $   244,931   $   164,317  $    38,608  $     2,672  $     2,285
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                          23%          81%           70%          75%          89%          45%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Includes a redemption fee, which is less than $.01 per share.

    *** Based on average shares outstanding.

     ++ Total investment returns exclude the effect of sales charges.

   ++++ For the year ended June 30, 2006, approximately +.17% of the Fund's Investor C Shares'
        total investment return consisted of a payment by Fund Asset Management, L.P. in order to resolve a regulatory issue relating to an investment.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Financial Highlights (concluded)
                                                                                         Class R

                                                           For the Six                                           For the Period
The following per share data and ratios                    Months Ended             For the Year Ended         January 3, 2003++
have been derived from information                         December 31,                  June 30,                 to June 30,
provided in the financial statements.                          2006         2006           2005          2004         2003
Per Share Operating Performance

Net asset value, beginning of period                      $     30.24    $     26.19    $     23.39    $     17.98    $     16.79
                                                          -----------    -----------    -----------    -----------    -----------
Investment income--net**                                          .11            .50            .50            .52            .32
Realized and unrealized gain--net                             3.22***        6.04***        2.70***           5.38            .87
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                 3.33           6.54           3.20           5.90           1.19
                                                          -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                                       (.77)          (.50)          (.40)          (.49)             --
   Realized gain--net                                          (1.98)         (1.99)             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                              (2.75)         (2.49)          (.40)          (.49)             --
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                            $     30.82    $     30.24    $     26.19    $     23.39    $     17.98
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return

Based on net asset value per share                          11.78%+++     26.52%++++         14.03%         33.43%       7.09%+++
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                                       1.51%*          1.52%          1.58%          1.60%         1.55%*
                                                          ===========    ===========    ===========    ===========    ===========
Investment income--net                                          .77%*          1.76%          1.96%          2.34%         3.04%*
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)                  $    47,290    $    36,048    $    16,951    $     5,905        --+++++
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                                23%            81%            70%            75%            89%
                                                          ===========    ===========    ===========    ===========    ===========

      * Annualized.

     ** Based on average shares outstanding.

    *** Includes a redemption fee, which is less than $.01 per share.

     ++ Commencement of operations.

   ++++ For the year ended June 30, 2006, approximately +.16% of the Fund's Class R Shares'
        total investment return consisted of a payment by Fund Asset Management, L.P. in order to resolve a regulatory issue relating to an investment.

    +++ Aggregate total investment return.

  +++++ Amount is less than $1,000.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch International Value Fund was renamed BlackRock International Value Fund (the "Fund"). The Fund is a series of Mercury Funds II, which was renamed BlackRock Funds II (the "Trust") on September 29, 2006. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC markets are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Notes to Financial Statements (continued)


(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards
No. 157, "Fair Value Measurements," ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets not exceeding $2 billion, .70% of the average daily value of the Fund's net assets in excess of $2 billion but not exceeding $4 billion and .65% of the average daily value of the Fund's net assets in excess of $4 billion.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management International Limited, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had Sub-Advisory Agreements with Merrill Lynch Investment Managers International Limited ("MLIMIL") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated advisers that are indirect subsidiaries of Merrill Lynch.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                      Service      Distribution
                                          Fee               Fee

Investor A                               .25%                --
Investor B                               .25%              .75%
Investor C                               .25%              .75%
Class R                                  .25%              .25%



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Notes to Financial Statements (continued)


Pursuant to sub-agreements with each Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and selected dealers for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM and the Manager, earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional               $      --     $       --       $     --
Investor A                  $  10,737     $  136,872       $      5


For the six months ended December 31, 2006, MLPF&S received contingent deferred sales charges of $4,773 and $3,225 relating to transactions in Investor B and Investor C Shares, respectively.

In addition, MLPF&S received $15,576 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2006.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                         Call Center
                                                Fees

Institutional                                 $4,251
Investor A                                    $1,572
Investor B                                    $  396
Investor C                                    $1,079
Class R                                       $   68


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

MLIM reimbursed the Fund $9,637 in order to resolve a regulatory issue relating to an investment.

For the six months ended December 31, 2006, the Fund reimbursed MLIM and the Manager $8,426, and $8,425, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, FAMD, FDS, Merrill Lynch, MLIM, MLIMIL and/or MLAM U.K.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2006 were $446,651,420 and $398,623,498, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $202,665,066 and $128,563,673 for the six months ended December 31, 2006 and the year ended June 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for
the Six Months Ended                                             Dollar
December 31, 2006                             Shares             Amount

Shares sold                                4,759,775    $   144,516,642
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,129,989         91,243,577
                                      --------------    ---------------
Total issued                               7,889,764        235,760,219
Shares redeemed                          (3,547,058)      (107,489,525)
                                      --------------    ---------------
Net increase                               4,342,706    $   128,270,694
                                      ==============    ===============



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Notes to Financial Statements (continued)


Institutional Shares for the                                     Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                7,769,376    $   223,022,198
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,828,499         75,709,098
                                      --------------    ---------------
Total issued                              10,597,875        298,731,296
Shares redeemed                          (9,460,879)      (267,112,761)
                                      --------------    ---------------
Net increase                               1,136,996    $    31,618,535
                                      ==============    ===============



Investor A Shares for
the Six Months Ended                                             Dollar
December 31, 2006                             Shares             Amount

Shares sold                                1,213,537    $    36,611,830
Automatic conversion of shares                68,920          2,109,010
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             927,989         26,958,673
                                      --------------    ---------------
Total issued                               2,210,446         65,679,513
Shares redeemed                          (1,545,962)       (46,973,841)
                                      --------------    ---------------
Net increase                                 664,484    $    18,705,672
                                      ==============    ===============



Investor A Shares for the                                        Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                2,343,423    $    65,898,332
Automatic conversion of shares               262,948          7,296,422
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             884,011         23,605,077
                                      --------------    ---------------
Total issued                               3,490,382         96,799,831
Shares redeemed                          (2,602,866)       (72,617,918)
                                      --------------    ---------------
Net increase                                 887,516    $    24,181,913
                                      ==============    ===============



Investor B Shares for
the Six Months Ended                                             Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  679,911    $    20,122,394
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             232,779          6,626,498
                                      --------------    ---------------
Total issued                                 912,690         26,748,892
                                      --------------    ---------------
Automatic conversion of shares              (70,298)        (2,109,010)
Shares redeemed                            (627,627)       (18,530,531)
                                      --------------    ---------------
Total redeemed                             (697,925)       (20,639,541)
                                      --------------    ---------------
Net increase                                 214,765    $     6,109,351
                                      ==============    ===============



Investor B Shares for the                                        Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                1,288,052    $    35,806,069
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             205,987          5,424,023
                                      --------------    ---------------
Total issued                               1,494,039         41,230,092
                                      --------------    ---------------
Automatic conversion of shares             (267,121)        (7,296,422)
Shares redeemed                            (977,725)       (27,177,426)
                                      --------------    ---------------
Total redeemed                           (1,244,846)       (34,473,848)
                                      --------------    ---------------
Net increase                                 249,193    $     6,756,244
                                      ==============    ===============



Investor C Shares for
the Six Months Ended                                             Dollar
December 31, 2006                             Shares             Amount

Shares sold                                1,735,839    $    50,857,723
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             758,236         21,372,941
                                      --------------    ---------------
Total issued                               2,494,075         72,230,664
Shares redeemed                          (1,118,286)       (32,761,393)
                                      --------------    ---------------
Net increase                               1,375,789    $    39,469,271
                                      ==============    ===============



Investor C Shares for the                                        Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                3,395,024    $    93,383,656
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             587,241         15,322,598
                                      --------------    ---------------
Total issued                               3,982,265        108,706,254
Shares redeemed                          (2,093,364)       (58,042,166)
                                      --------------    ---------------
Net increase                               1,888,901    $    50,664,088
                                      ==============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  448,247    $    13,434,461
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             124,797          3,601,265
                                      --------------    ---------------
Total issued                                 573,044         17,035,726
Shares redeemed                            (230,800)        (6,925,648)
                                      --------------    ---------------
Net increase                                 342,244    $    10,110,078
                                      ==============    ===============



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Notes to Financial Statements (concluded)


Class R Shares for the                                           Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                  788,684    $    22,354,493
Shares issued to share-
   holders in reinvestment
   of dividends and
   distributions                              67,457          1,792,621
                                      --------------    ---------------
Total issued                                 856,141         24,147,114
Shares redeemed                            (311,421)        (8,804,221)
                                      --------------    ---------------
Net increase                                 544,720    $    15,342,893
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of ..06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2006.


6. Capital Loss Carryforward:
On June 30, 2006, the Fund had a net capital loss carryforward of $42,315,428, all of which expires in 2010. Subject to limitations, this amount will be available to offset like amounts of future taxable gains.



Proxy Results


During the six-month period ended December 31, 2006, BlackRock International Value Fund's shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:


                                                             Shares Voted       Shares Voted     Shares Voted
                                                                 For              Against          Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      27,251,535          454,385          425,480

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                      27,240,480          474,877          416,043


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule will not increase by virtue of the New Investment Advisory Agreement and, because breakpoints were added to the Fund's advisory fee schedule, will lower the Fund's average fee rate if the Fund grows in size;

* that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and break points, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees pay-able, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Breakpoints were added to the Fund's fee schedule that would have the effect of lowering the Fund's average fee rates if the Fund grows in size. Otherwise, the Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers and the addition of breakpoints that would have the effect of lowering the Fund's average fee rates if the Fund grows in size, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--The trustees considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Investment Performance--The trustees considered investment performance for the Fund. The trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed the Fund's performance was satisfactory. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser.

The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



Disclosure of New Sub-Advisory Agreement



New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 22 - 23, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management International Limited (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.




BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK INTERNATIONAL VALUE FUND                            DECEMBER 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock International Value Fund of BlackRock Funds II


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock International Value Fund of BlackRock Funds II


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock International Value Fund of BlackRock Funds II


Date: February 20, 2007


By:    /s/ Donald C. Burke
       --------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock International Value Fund of BlackRock Funds II


Date: February 20, 2007